The Provident Bank               SELF-DIRECTED IRA          One East Fourth
                                 -----------------
IRA CENTER              Account Status:                     Street
One East Fourth Street           New                        Cincinnati, Ohio
Cincinnati, Ohio 45202          Change of Account           45202
Phone (513) 579-2841    Information                         Phone (513)
FAX (513) 763-4178      Account Number XXXXXXXX             579-2365
                                                            Fax (513) 763-4178
                        ------------------------------------
                        OFFICE      RR#         USER ID

                        ------------------------------------

The undersigned (hereinafter called the "Participant") hereby appoints The Provident Bank as custodian and Provident Securities & Investment Co. (PSI) as broker for my Self-Directed Individual Retirement Account and certify the accuracy of the following information.

                             APPLICANT INFORMATION
FULL NAME   |_| MR. |X| MRS.      SOCIAL SECURITY # DATE OF BIRTH
|_| MS.                           ###-##-####       3/10/35
Shirley A. Gluck


  |X|  YES      I WANT MY
  NAME, ADDRESS AND
  |_|  NO

  SECURITIES
  POSITION
  DISCLOSED
  TO    ALL
  THE
  COMPANIES
  IN  WHICH
  I     OWN
  SECURITIES
  THAT  ARE
  REGISTERED                --------------------------------------
  IN                        STREET ADDRESS        CITY        STATE
  NOMINEE                        ZIP
  OR STREET                 8213 Woodglen Drive   Cincinnati
  NAME.                     45255
- ---------------------------
  |_|  YES      ARE YOU                HOME PHONE #
  EMPLOYED BY AN INSURANCE                     513-474-0617
  |X|  NO       COMPANY,            OH
  MEMBER FIRM OR A STOCK    ----------------------------------------------------
  EXCHANGE, A MUNICIPAL     EMPLOYER NAME AND ADDRESS
  SECURITIES DEALER OR      (FORMER EMPLOYER IF RETIRED)
  OTHER SECURITIES BROKER   Seven Hills Savings Association
  OR DEALER?                1440 Main St., Cincinnati, Ohio
- --                          45210
E # |_|   YES      ARE YOU
  A 10% OR GREATER SHARE       OCCUPATION/POSITION BUSINESS PHONE
  |X|   NO        HOLDER       Treasurer         (513) 621-9143
  OR POLICY MAKING
  OFFICER OF A PUBLICLY
  TRADED
  COMPANY?
  If yes to
  either
  question,
  please
  provide
  (name  of
  Company).
  Also,
  provide
  account
  numbers
  of  other
  accounts
  you    or
  members
  of   your                                              CITIZENSHIP: (CHECK
  family                                                               ONE)
  have with                                              |X|U.S.           |_|
  us.                                                        NON RESIDENT ALIEN
                                                             |_| RESIDENT ALIEN
                                                             |_|  OTHER

TAX BRACKET ____ MARGINAL RATE    INVESTMENT OBJECTIVES     INVESTMENT KNOWLEDGE
ANNUAL INCOME             NEW WORTH                         LIQUID NET WORTH

|_|  INCOME |_|     |_|  UNITED   |_|  $10M -  |_|  $10M -  |_|  $10M - $25,000
|_|  GROWTH SAFETY OF |_|  GOOD   $25,000      $25,000      |_|  $25M - $50,000
|_|                   |_|           |_|  $25M -  |_|  $25M -  |_|  $51M -
SPECULATIVE PRINCIPAL EXTENSIVE     $50,000      $50,000      $100,000
            |_|                   |_|  $51M -  |_|  $51M -  |_|  OVER  $100,000
            OTHER                   $100,000     $100,000
                                                |_|  OVER    |_|  OVER
                                                $100,000     $100,000
                              SOURCE OF IRA FUNDS
CONTRIBUTORY IRA      SEP/TRA     TRANSFER          ROLLOVER
|_|  Current  Year    |_|         |X| IRA to IRA   |_|  From IRA/Qualified Plan
|_|   Prior Year      Current     |_|  Due to Death |_|  Death Benefit Rollover
                      Year        |_|   Due to Divorce    |_|  Direct Rollover
                      |_|                                  |_|  QDRO Rollover
                      Prior Year
                       BENEFICIARY DESIGNATION (PRIMARY BENEFICIARIES)
        NAME                  ADDRESS         RELATIONSIP  SS #  BIRTHDATE    %
- --------------------------------------------------------------------------------
- ----------------------
Wesley P. Gluck  8213 Woodglen Drive spouse   ###-##-####     3/31/35        100
- --------------------------------------------------------------------------------

                          CONTINGENT BENEFICIARY(IES)
        NAME                  ADDRESS         RELATIONSIP  SS #  BIRTHDATE    %
- --------------------------------------------------------------------------------
Stephen P. Gluck  2736 Arbor Street,   son    ###-##-####     10/17/61        50
                      Cinti, OH

                      45209

Carla S. Glos   3529 Shaw Ave., Cinti,  daughter ###-##-####      12/9/65     50
                      OH

                      45208
- ----------------------------------------------------------------------------

The benefits payable hereunder shall be paid in equal shares (or percentages indicated above) to the Primary Beneficiary(ies) who survive the Participant. If no Primary Beneficiary(ies) survives the Participant, the payment shall be made in equal shares (or percentages indicated above) to the Contingent Beneficiary(ies) who survive the Participant. If percentages shown above for surviving beneficiaries do not total 100%, benefits will be prorated in proportion to percentages shown. This Beneficiary Designation is subject to all of the terms and provisions of the Individual Retirement Account. This Beneficiary Designation shall be effective only if accepted by the Trustee/Custodian prior to the death of the Participant. The participant understands that if he/she is over 70 1/2, changing the beneficiary designation to name a beneficiary with a shorter life expectancy may affect the minimum required distributions from the Individual Retirement Account. The Participant reserves the right to change the above Beneficiary(ies) by filing a new Beneficiary Designation with the Custodian.

             CUSTODIAL FEES
Set Up Fee....................$25.00
Annual Maintenance Fee........$25.00
(Not pro-rated for less than calendar
year)
Closing Fee...................$25.00


                     REVOCATION
 Revocation in accordance with Disclosure Statement
 MUST be made in writing to custodian within seven
 (7) days from date IRA account was established.


APPOINTMENT OF BROKER
I understand that I have the right and obligation to direct the investment and reinvestment of contributions to my account and hereby appoint PSI as my agent to execute security trades at my direction as Broker under the terms of the Custodial Agreement. I also understand that securities held in my self-directed IRA are not insured by the FDIC or any other agency of government. I hereby acknowledge that BHC Securities, Inc., a NYSE Member Firm, will be acting as agent for PSI pursuant to the Clearing Arrangement between the two firms.

                           AGREEMENT TO PARTICIPATE
I hereby adopt the Individual Retirement Account Custodial Agreement which is incorporated herein by reference and acknowledge having received and read it, I further acknowledge having received and read the IRA Disclosure Statement and the Prospectus (if applicable) for each investment I have elected to invest in my IRA account. Under the penalties of perjury, I certify that the Social Security Number on this form is true, correct and complete. Additionally, I have read, understand and agree to the terms of the predispute arbitration clause, a copy of which I have received, as found in paragraph 13 on the reverse side hereof.

Signature of Participant      /s/ Shirley A. Gluck
Date 11/7/93

Accepted:  The Provident Bank as Custodian By: /s/ [illegible]
 .....      Date 12/2/93

Accepted:  provident Securities & Investment Company as Broker By:

 /s/ [illegible]

 .....            Date 12/2/93
- ------------           -------